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                                                                   Exhibit 3.231

                            CERTIFICATE OF FORMATION

                                       OF

              ST. JOSEPH'S TRANSITIONAL REHABILITATION CENTER , LLC

         This Certificate of Formation of St. Joseph's Transitional Rehabilitation Center, LLC is being duly executed and filed by an authorized person to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C. Section 18-101, et. seq.).

         FIRST. The name of the limited liability company formed hereby is:

              ST. JOSEPH'S TRANSITIONAL REHABILITATION CENTER , LLC

         SECOND. The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act is:

                           NATIONAL REGISTERED AGENTS, INC.
                           160 GREENTREE DRIVE, SUITE 101
                           DOVER, KENT COUNTY, DELAWARE, 19904

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of April 27, 2006.

                                              /s/ Cindy M. VanDran
                                              --------------------------
                                              Cindy M. VanDran
                                              Authorized Person
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                                STATE OF DELAWARE
                            CERTIFICATE OF AMENDMENT

                                       FOR

               ST. JOSEPH'S TRANSITIONAL REHABILITATION CENTER, LP

     FIRST. The name of the limited liability company is:

               ST. JOSEPH'S TRANSITIONAL REHABILITATION CENTER, LP

     SECOND. The Certificate of Formation of the limited liability company is hereby amended to change the name to:

                ST. JOSEPH TRANSITIONAL REHABILTATION CENTER, LP

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of May 1, 2006.


                                        /s/ Cindy M. VanDran
                                        ----------------------------------------
                                        Cindy M. VanDran
                                        Authorized Person